Exhibit 32.2

Certification of CFO Furnished Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pacific Biosciences of California, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof, I, Susan Barnes, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(i) the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2013 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2013	/s/ Susan Barnes
Susan Barnes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)